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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 24, 2006



                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)



           MICHIGAN                      0-452                    38-1093240
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)




             100 EAST PATTERSON STREET
                TECUMSEH, MICHIGAN                                  49286
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    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (517) 423-8411



                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 24, 2006, Ms. Virginia A. Kamsky informed us that she does not wish to stand for reelection when her term as a director expires at this year's annual meeting of shareholders. Ms. Kamsky decided that with her frequent travel to and from China and the increased demand for her to devote more time to her China-related activities, she could not give our board the time commitment it deserves on an ongoing basis.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TECUMSEH PRODUCTS COMPANY


Date: February 28, 2006                     By   /s/ JAMES S. NICHOLSON
                                                 -------------------------------
                                                 James S. Nicholson
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer